                                                                    EXHIBIT 10.5





                            STANDARD FORM - NET LEASE







BETWEEN:


                             NOVO ESPLANADE LIMITED


                                    Landlord







AND:


                              PIVOTAL SOFTWARE INC.


                                     Tenant






PREMISES:                 Suite 310 - 260 West Esplanade
                            ------------------------
                              North Vancouver, B.C.

                               TABLE OF CONTENTS

ARTICLE 1..............................................................................1
DEFINITIONS............................................................................1
    1.01 Definitions...................................................................1
ARTICLE 2..............................................................................6
  PREMISES.............................................................................6
    2.01 Premises......................................................................6
ARTICLE 3 .............................................................................6
  TERM.................................................................................6
    3.01 Term..........................................................................6
    3.02 Postponement..................................................................6
ARTICLE 4..............................................................................7
  RENT.................................................................................7
    4.01 Rent..........................................................................7
    4.02 Payment of Rent...............................................................7
    4.05 Rent for Irregular Periods....................................................9
    4.06 Waiver of Offset..............................................................9
ARTICLE 5..............................................................................9
  TENANT'S COVENANTS...................................................................9
    5.00 Tenant's Covenants............................................................9
    5.01 Rent..........................................................................9
    5.02 Permitted Use.................................................................9
    5.03 Waste and Nuisance............................................................9
    5.04 Insurance Risks...............................................................9
    5.05 Condition....................................................................10
    5.06 By-Laws......................................................................10
    5.07 Fire Exit Doors..............................................................10
    5.08 Rules and Regulations........................................................10
    5.09 Overholding..................................................................10
    5.10 Signs and Directory..........................................................10
    5.11 Inspection and Access........................................................10
    5.12 Showing Leased Premises......................................................11
ARTICLE 6.............................................................................11
  LANDLORD'S COVENANTS................................................................11
    6.00 Landlord's Covenants.........................................................11
    6.01 Quiet Enjoyment..............................................................11
    6.02 Interior Climate Control.....................................................11
    6.03 Elevators....................................................................11
    6.04 Entrances, Lobbies, Etc......................................................12
    6.05 Washrooms....................................................................12
    6.06 Janitor Service..............................................................12
    6.07 Maintenance of Common Areas..................................................12
ARTICLE 7.............................................................................12
  REPAIR AND DAMAGE AND DESTRUCTION...................................................12
    7.01 Landlord's Repairs...........................................................12
    7.02 Tenants Repairs..............................................................13
    7.03 Abatement and Termination....................................................13
ARTICLE 8.............................................................................14

TAXES AND OPERATING COSTS...............................................................14
    8.01 Landlord's Tax Obligations.....................................................14
    8.02 Tenant's Tax Obligations.......................................................14
    8.03 Tenant's Tax Cost..............................................................14
    8.04 Postponement, Etc. of Taxes....................................................15
    8.05 Receipts, Etc..................................................................15
    8.06 Allocation of Taxes............................................................15
    8.07 Operating Cost.................................................................15
    8.08 Allocation of Operating Cost...................................................16
    8.09 Allocation to Particular Tenant................................................16
ARTICLE 9...............................................................................16
  UTILITIES AND ADDITIONAL SERVICES.....................................................16
    9.01 Water and Telephone............................................................16
    9.02 Additional Services............................................................16
    9.03 Extra Operating Costs..........................................................17
    9.04 Energy Conservation............................................................17
ARTICLE 10..............................................................................18
  LICENSES, ASSIGNMENTS AND SUBLETTINGS.................................................18
    10.01 Licenses, Etc.................................................................18
    10.02 Assignment and Subletting.....................................................18
    10.03 Conditions of Consent.........................................................18
    10.04 Change in Control of Tenant...................................................19
ARTICLE 11..............................................................................19
  FIXTURES AND IMPROVEMENTS.............................................................19
    11.01 Installation of Fixtures and Improvements.....................................19
    11.02 Liens and Encumbrances on Fixtures and Improvements...........................19
    11.03 Removal of Fixtures and Improvements..........................................20
ARTICLE 12 .............................................................................20
  INSURANCE AND LIABILITY ..............................................................20
    12.01 Landlord's Insurance .........................................................20
    12.02 Tenant's Insurance ...........................................................20
    12.03 Limitation of Landlord's Liability ...........................................21
    12.04 Limitation of Tenant's Liability .............................................21
    12.05 Indemnity of Landlord ........................................................22
ARTICLE 13 .............................................................................22
  SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES..............................22
    13.00 Tenant's Covenants............................................................22
    13.01 Sale or Financing of Building.................................................22
    13.02 Subordination and Attornment..................................................22
    13.03 Registration..................................................................23
    13.04 Certificates..................................................................23
    13.05 Assignment by Landlord........................................................23
ARTICLE 14..............................................................................23
  OCCURRENCE OF DEFAULT.................................................................23
    14.01 Unavoidable Delay.............................................................23
    14.02 No Admission..................................................................24
    14.03 Part Payment..................................................................24
ARTICLE 15..............................................................................24
  REMEDIES OR LANDLORD AND TENANT'S DEFAULT.............................................24
    15.01 Remedying by Landlord, Non-Payment and Interest...............................24
    15.02 Remedies Cumulative...........................................................24
    15.03 Right of Re-Entry on Default or Termination...................................24
    15.04 Termination and Re-Entry......................................................25
    15.05 Payment of Rent, Etc. on Termination..........................................25
    15.06 Waiver of Distress............................................................25

    15.07 Re-Letting, Etc...............................................................25
ARTICLE 16..............................................................................26
  EVENTS TERMINATING LEASE..............................................................26
    16.01 Cancellation of Insurance.....................................................26
    16.02 Prohibited Occupancy, Bankruptcy, Etc.........................................26
ARTICLE 17..............................................................................26
  MISCELLANEOUS.........................................................................26
    17.01 Notices.......................................................................26
    17.02 Extraneous Agreements.........................................................27
    17.03 Time of Essence...............................................................27
    17.04 Area Determination............................................................27
    17.05 Successors and Assigns........................................................27
    17.06 Frustration...................................................................27
    17.07 Waiver........................................................................27
    17.08 Governing Law.................................................................27
    17.09 Net Lease.....................................................................28
    17.10 Captions......................................................................28
    17.11 Acceptance....................................................................28
ARTICLE 18..............................................................................28
  SCHEDULES.............................................................................28
    18.01 Schedules.....................................................................28
  SCHEDULE "A" TO LEASE.................................................................30
  SCHEDULE "B" TO LEASE.................................................................31
    1. Legal Description of Esplanade Centre............................................31
    2. Description of Leased Premises...................................................31
  SCHEDULE "C" TO LEASE.................................................................32
    RULES AND REGULATIONS...............................................................32
  SCHEDULE "D" TO LEASE.................................................................34
    OPTION TO RENEW.....................................................................34
  SCHEDULE "E" TO LEASE.................................................................36
    SPECIAL PROVISIONS..................................................................36
      Parking...........................................................................36
      Option to Terminate...............................................................36
      Right of First Refusal............................................................36
      Free Rent.........................................................................36

THIS LEASE made the 18th day of September, 1997.


BETWEEN: NOVO ESPLANADE LIMITED, a body corporate duly authorized and licensed to carry on business in the Province of British Columbia.

          (hereinafter called the "Landlord")
                                                               OF THE FIRST PART

AND PIVOTAL SOFTWARE INC, a body corporate duly authorized and licensed to carry on business in the Province of British Columbia having an office at SUITE 310 - 260 WEST ESPLANADE, NORTH VANCOUVER, B.C.

          (hereinafter called the "Tenant")
                                                              OF THE SECOND PART



WITNESSETH THAT:




                                    ARTICLE I
                                   DEFINITIONS

1.01    DEFINITIONS

In this Lease the following expressions shall have the following meanings:

      (a) "Additional Rent" means all sums of money to be paid by the Tenant whether to the Landlord or otherwise pursuant to this Lease save and except Annual Rent;

      (b) "Additional Services" means the services and supervisions supplied by the Landlord and referred to in section 9.02 or in any other provision hereof as Additional Services, and any other services which from time to time the Landlord supplies to the Tenant and which are additional to other services which the Landlord has agreed to supply pursuant to the provisions of this Lease and to like provisions of other leases of space in the Building or may elect to supply as included within the standard level of services available to tenants in the Building generally and in addition to those normally supplied, the provision of labour and supervision in connection with the moving of any furniture or equipment of any tenant and the making of any repairs or alterations for any tenant and maintenance or other services not normally furnished to tenants generally;

      (c) "Annual Rent" means the annual rent reserved hereunder payable by the Tenant as set forth in section 4.01(a);

      (d) "Building" means that certain building and those certain areas and improvements and amenities located on the Land and having the municipal address of 260 West Esplanade, North Vancouver, British Columbia;


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

      (e) "Capital Tax" means any tax or excise imposed upon the Landlord which is measured by or based in whole or in part upon the capital employed by the Landlord at and after the date of the substantial completion of construction of the Building, computed as if the amount of such tax or excise were that amount due if the Building were the only real property of the Landlord and includes the amount of any capital or place of business tax levied by any applicable taxing authority against the Landlord with respect to the Building;

      (f) "Commencement Date of the Term" means the date the Lease commences as set forth in section 3.01;

      (g) "Cost of Additional Services" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the cost of all labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision and other indirect expenses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors, plus an administration fee equal to 15% thereof;

      (h) "Insured Damage" means that part of the damage occurring to any portion of the Leased Premises for which the Landlord is responsible of which the entire cost of repair is actually recoverable by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord or, if and to the extent that the Landlord has not insured and is deemed to be a co-insurer or self-insurer pursuant to section 12.01, would have been recoverable had the Landlord effected insurance in respect of perils and to amounts and on terms for which it is deemed to be insured;

      (i)    "Land" means the parcels or tracts of land described in Schedule B;

      (j) "Leased Premises" means, subject to section 2.02, that portion of the second and third floors of the Building aggregating 8,627 square feet (801.44 square meters) of Rentable Area as shown outlined in red on the plan attached as Schedule A hereto and having the municipal address of Suites 200 & 310 - 260 West Esplanade, North Vancouver, B.C. The exterior face of the Building and any space in the Leased Premises used for stairways or passageways to other premises, stacks, shafts, pipes, conduits, ducts or other building facilities, heating, electrical, plumbing, air conditioning and other Building systems supplied by the Landlord for use in common with other tenants are expressly excluded from the Leased Premises;

      (k) "Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed in the Leased Premises with the exception of trade fixtures and furniture and equipment not of the nature of fixtures, but includes all partitions however fixed (including moveable partitions) and includes all wall-to-wall carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and installed so as to be readily removable without damage;

      (l) "Market Rent for the Leased Premises" means the current market rental value of premises similar to the Leased Premises including similar leasehold improvements in buildings of similar age and class in the geographic area in which the Building is located as between persons dealing at arm's length;


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

      (m) "Normal Business Hours" means the hours from 8:00 a.m. to 6:00 p.m. Monday to Friday, inclusive, of each week, holidays excepted;

      (n) "Office Portion of the Building" means that portion of the Building designated from time to time by the Landlord for rental for office purposes;

      (o) "Operating Cost" means the total of all expenses, calculated in accordance with generally accepted accounting principles, without duplication, incurred in the complete maintenance and operation of the Building and the Land, whether incurred by or on behalf of any owner or owners of parts of or interests in the Building and the Land with whom the Landlord may from time to time have agreements for the pooling or sharing of costs or by or on behalf of tenants of space in the Building with whom the Landlord may from time to time have agreement whereby in respect of their premises such tenants perform any cleaning, maintenance or other work or services usually performed by the Landlord, and which expenses if directly incurred by the Landlord would have been included in Operating Cost. Operating Cost (without limiting the generality of the foregoing) shall:

             (i) include (but subject to certain deductions as hereinafter provided) the cost of providing complete supervisory and all maintenance services, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), telephone and other utilities and services to both rentable and non-rentable areas, the cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Building (including both rentable and non-rentable areas) and the cost of replacement of electric light bulbs, tubes, starters and ballasts (such to be within the exclusive right of the Landlord), the cost of all repairs and replacements including repairs and replacements of a capital nature whether to the Building or the Land or any part thereof, the cost of window cleaning and providing security and supervision, the costs of all insurance for liability or fire or other casualties (and if the Landlord shall elect in whole or in part to self-insure, the amount of reasonable contingency reserves not exceeding the amount of premiums which would otherwise have been incurred in respect of the risk undertaken), Capital Tax, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, and the reasonable rental value (having regard to the rentals prevailing from time to time for similar space) of space utilized by the Landlord in connection with the operation or maintenance of the Building and the Land, the amount of all salaries, wages and fringe benefits paid to employees engaged in the maintenance or operation of the Building and the Land, amounts paid to independent contractors for any services in connection with such maintenance or operation, the cost of direct supervision and of management and other indirect expenses to the extent allocable to the maintenance and operation of the Building and the Land, the cost to the Landlord of capital improvements made for the general benefit of tenants of the Building including improvements intended to reduce Operating Cost, to increase safety and to improve the maintenance and operation of the Land and Building, the cost of any management fees and managing agent's fees, interest (at the prime rate quoted by the Landlord's bank at Toronto for loans to creditworthy and substantial commercial customers) on the unamortized portion of capital expenditures made under this subparagraph, and all other expenses of every nature incurred in connection with the maintenance and depreciation of the Building and the Land;

             (ii) exclude Taxes (other than Capital Tax), debt service, depreciation (except depreciation of costs incurred for repairing and replacing fixtures, equipment and facilities servicing or comprising the Building (including the heating, ventilating, air conditioning and climate control systems servicing the Building) which by their nature require periodic repair or replacement and are not charged fully in the year in which they are incurred at rates determined from time to time by the Landlord in accordance with sound accounting principles), expenses properly chargeable to capital account (except capital expenditures that are made by the Landlord with the intention of reducing Operating Cost, increasing safety or improving the maintenance and operation of the Land and Building), costs determined by the Landlord from time to time to be fairly allocable to the correction of construction faults or initial maladjustments in operating equipment, the Cost of Additional Services for any tenant of the Building, and all management cost not allocable to the actual maintenance and operation of the Building (such as in connection with leasing and rental advertising).

             In computing Operating Cost there shall be credited as a deduction the amounts of proceeds of insurance relating to Insured Damage and other damage actually recovered by the Landlord (or if the Landlord is deemed to self-insure, a corresponding application of reserves) applicable to such damage, recovery of electricity and light bulb and tube and ballast replacement, in each case to the extent that the cost thereof was included therein. If there are unoccupied premises in the Building, the Landlord may make an equitable adjustment of the amount of Operating Cost by reason of the fact that unoccupied premises occasion lower cost to the end that the tenants of the occupied premises will bear the actual amount of the Operating Cost attributable to their premises. Any report of the Landlord's auditor or other licensed public accountant appointed by the Landlord for the purpose shall be conclusive as to the amount of Operating Cost for any period to which such report relates;

      (p) "Operating Cost" in any fiscal period means an amount equal to the aggregate of all Operating Cost for such fiscal period;

      (q) "Rent" means and includes the Annual Rent, Additional Rent and all other sums payable by the Tenant to the Landlord under this Lease;

      (r) "Rentable Area" in the case of a whole floor of the Building shall include all area within the outside walls and shall be computed by measuring to the inside surface of the glass of the outer Building walls without deduction for columns and projections necessary to the Building, and shall include the Service Areas within the exclusively serving the floor, but shall not include stairs and elevator shafts supplied by the Landlord for use in common with other tenants, and flues, stacks, pipe shafts or vertical ducts within their enclosing walls;

      (s) "Rentable Area" in the case of part of a floor of the Building shall include all area occupied and shall be computed by measuring from the inside surface of the glass of the outer Building walls to the office side of corridors or other permanent partitions or to the lease line separating the Leased Premises from any other area of the Building or Service Areas where no wall or partition exists and to the centre of partitions which separate the area occupied form adjoining Rentable Areas without deduction for columns and projections necessary to the Building or for any storefront or doorway area recessed from the lease line and shall include a portion of the

             Service Areas within and exclusively serving only the floor, but shall not include stairs and elevator shafts supplied by the Landlord for use in common with other tenants, and flues, stacks, pipe shafts and vertical ducts within their enclosing walls within the area occupied; the portion of the Service Areas to be included in the Rentable Area of the Leased Premises shall be equal to the area of such Service Areas times a fraction, the numerator of which is the area of the Leased Premises and the denominator of which is the area of all leasable premises (including the Leased Premises) on the floor, with such areas to be calculated in accordance with this subsection without reference to Service Areas;

      (t) "Rental Taxes" means any tax or duty imposed upon the Landlord which is measured by or based in whole or in part directly upon the Rent payable under this lease, whether existing at the date hereof or hereinafter imposed by any governmental authority, including without limitation value added tax, business transfer tax, retail sales tax, federal sales tax, excise taxes or duties, or any tax similar to any of the foregoing.

      (u) "Retail Portion of the Building" means that portion of the Building designated from time to time by the Landlord for rental for retail purposes;

      (v) "Service Areas" shall mean the area of corridors elevator lobbies, service elevator lobbies, refuse area, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets on the floor serving the Leased Premises and other premises on such floor should the floor be a multiple tenancy floor;

      (w) "Taxes" means all taxes, rates duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building and the Land or upon the Landlord in respect thereof or from time to time levied, imposed or assessed in the future in lieu thereof, including those levied, imposed or assessed for education, schools and local improvements, and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) and income or profits taxes upon the income of the Landlord to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or the Land or upon the Landlord in respect thereof and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined;

      (x) "Tax Cost" for any calendar year means an amount equal to the aggregate, without duplication, of all Taxes for such calendar year;

      (y) "Tenant's Particular Share" means the fraction, the numerator of which is the Rentable Area of the Leased Premises and the denominator of which is the Rentable Area of the portion of the Building (i.e. Office Portion of the Building or Retail Portion of the Building) in which the Leased Premises are located;

      (z) "Tenant's Share" means the fraction, the numerator of which is the Rentable Area of the Leased Premises and the denominator of which is the Total Rentable Area;

      (aa) "Term" means the term of this Lease set forth in section 3.01 and any renewal or extension thereof and any period of permitted overholding;

      (bb) "Total Rentable Area" shall mean the total Rentable Area of the Building, whether rented or not, calculated as if the Building were entirely occupied by tenants renting whole floors. The lobby and entrances on the ground floor and subservice floors used in common by tenants and areas rented or to be rented for automobile parking or for storage shall be excluded from the foregoing calculations. The calculation of the Total Rentable Area, whether rented or not, shall be adjusted from time to time to give effect to any change.


                                    ARTICLE 2
                                    PREMISES

2.01   PREMISES

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases the Leased Premises to the Tenant.


                                    ARTICLE 3
                                      TERM

3.01 TERM

To have and to hold the Leased Premises for the term of five (5) years, commencing on the 1st day of October, 1997, and to be fully completed and ended on the 30th day of September, 2002.

3.02 POSTPONEMENT

If the Leased Premises are not ready for occupancy on the Commencement Date of the Term, then the Tenant shall take possession of the Leased Premises as soon as the same are ready for occupancy as determined by the Landlord or his architect, and this Lease shall not be void or voidable nor shall the Landlord be liable for any loss or damage resulting from the delay in the Tenant's obtaining possession, and in such event the Term of the Lease shall commence on the Commencement Date of the Term but Rent shall not commence until the Leased Premises are ready for occupancy.

                                    ARTICLE 4
                                      RENT

4.01 RENT

YIELDING AND PAYING THEREFOR unto the Landlord, at the office of the Landlord's building manager, or at such other place as the Landlord may direct in writing, during the Term in lawful money of Canada without any setoff, compensation or deduction whatsoever on the days and at the times hereinafter specified, Rent which shall include the aggregate of the sums specified in clauses (a) and (b) below:

Annual Rent

      (a) SUBJECT TO THE RECEIPT OF ANY FREE RENT PURSUANT TO SCHEDULE "E", the Annual Rent of ONE HUNDRED AND TWENTY THOUSAND SEVEN HUNDRED AND SEVENTY-EIGHT DOLLARS ($120,778.00) per annum payable in equal consecutive monthly instalments of TEN THOUSAND AND SIXTY-FOUR DOLLARS AND EIGHTY-THREE CENTS (10,064.83) in advance of the first day of each and every month during years ONE to FIVE of the Term; and

Additional Rent

      (b)    TOGETHER WITH the aggregate of the following:

             (i)    Rental Taxes, if any;

             (ii)   the Tenant's Share of Tax Cost; and

             (iii)  The Tenant's Particular Share of Operating Cost.

4.02 PAYMENT OF RENT

The Rent provided for in this Article 4 shall be paid by the Tenant as follows:

      (a) The Annual Rent shall be paid in equal consecutive monthly instalments in advance of the first day of each and every month during the Term. The first monthly instalment of the Annual Rent shall be paid by the Tenant on the Commencement Date of the Term. Where the Commencement Date of the Term is the first day of a month, such instalment shall be in respect of such month; where the Commencement Date of the Term is not the first day of a calendar month, the Annual Rent for the period from the Commencement Date of the Term to the first day of the next ensuing calendar month shall be pro-rated on a per diem basis and paid on the first day of such month and the instalment of the Annual Rent paid upon the Commencement Date of the Term shall be in respect of the Annual Rent for the first full calendar month of the Term; thereafter in either case subsequent monthly instalments shall each be in advance on the first day of each ensuing calendar month during the Term.

Additional Rent Payments

      (b) The amount of Additional Rent pursuant to section 4.01 (b) which the Tenant is to pay shall be estimated by the Landlord for such period as the Landlord may determine. The Tenant agrees to pay to the Landlord such amount in monthly instalments, in advance during such period on the dates and at the times for payment of the Annual Rent provided for in this Lease. As soon as reasonable possible after the end of the period for which such estimated payments have been made, the Tenant shall be advised of the actual amount required to be paid as Additional Rent pursuant to section 4.01(b) and if necessary an adjustment shall thereupon be made between the parties.

Basis of Determining Rent

      (c) The Tenant acknowledges that the Annual Rent is calculated on the basis of the Rentable Area of the Leased Premises being 8,627 square feet at a rate of $14.00 for each square foot (801.44 square meters at a rate of $150.64 for each square meter) of Rentable Area. The Tenant agrees that the Landlord may adjust the Annual Rent in the event that the Rentable Area of the Leased Premises is found to be different than the Rentable Area stated above.

4.05 RENT FOR IRREGULAR PERIODS

All Rent reserved herein shall be deemed to accrue from day to day, and if for any reason it shall become necessary to calculate Rent for irregular periods of less than one year an appropriate pro-rata adjustment shall be made on a daily basis in order to compute Rent for such irregular period.

4.06 WAIVER OF OFFSET

The Tenant hereby waives and renounces any and all existing and future claims, offsets and compensation against any Rent and agrees to pay such Rent regardless of any claim, offset or compensation which may be asserted by the Tenant or on its behalf.


                                    ARTICLE 5

                               TENANT'S COVENANTS

5.00 TENANT'S COVENANTS

The Tenant covenants with the Landlord as follows:

5.01 RENT

To pay the Annual Rent and Additional Rent on the days and in the manner provided herein.

5.02 PERMITTED USE

To use the Leased Premises only for the purpose of an office for the conduct of the Tenant's business of general commercial purposes and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

5.03 WASTE AND NUISANCE

Not to commit or permit any waste or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Building.

5.04 INSURANCE RISKS

Not to do, omit to do or permit to be done or omit to be done upon the Leased Premises anything which would cause the Landlord's cost of insurance to be increased (and, without waiving the foregoing prohibition, the Landlord may demand and the Tenant shall pay to the Landlord upon demand the amount of such increase of cost caused by anything so done or omitted to be done) or which shall cause any policy of insurance to be subject to cancellation.

5.05 CONDITION

Not to permit the Leased Premises to become untidy, unsightly or hazardous or permit unreasonable quantities of waste or refuse to accumulate therein.

5.06 BY-LAWS

To comply at its own expense with all municipal, federal, provincial, sanitary, fire and safety laws, by-laws, regulations and requirements pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed therein and the making by the Tenant of any repairs, changes or improvements therein.

5.07 FIRE EXIT DOORS

To permit the installation by the Landlord at the cost of the Tenant of any door in any wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, ordinance, order or regulation referred to in section 5.06, and to permit ingress and egress to and from the Leased Premises by the Landlord or by other tenants of the Landlord or by their respective employees, servants, workmen and invitees, by use of such doors in case of fire or emergency.

5.08   RULES AND REGULATIONS

To observe, and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control to observe the Rules and Regulations attached as Schedule "C" hereto, and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord of which notice in writing shall be given to the Tenant and all such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

5.09 OVERHOLDING

That if the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease without any further written agreement and without objection by the Landlord, the Tenant shall be a monthly tenant at a monthly rent equal to 150% of the monthly rent payable by the Tenant as set forth in
Article 4 hereof during the last month of the Term and (except as to length of tenancy) on and subject to the provisions and conditions herein set out. NOT WITHSTANDING THE FOREGOING, IF THE LANDLORD AND THE TENANT ARE IN ARBITRATION PURSUANT TO SCHEDULE "D" HERETO, THE MONTHLY RENT PAYABLE BY THE TENANT DURING SUCH PERIOD SHALL BE THE SAME AS THE MONTHLY RENT PAYABLE IN THE LAST MONTH OF THE TERM UNTIL THE NEW RENTAL VALUE IS DETERMINED PURSUANT TO THE ARBITRATION.

5.10 SIGNS AND DIRECTORY

Not to paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of a building standard identification sign at or near the entrance of the Leased Premises and a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant, and to be subject to the approval of the Landlord as to design, size and location. Such identification sign and directory listing shall be installed at the expense of the Tenant, and the Landlord reserves the right to install them as an Additional Service.

5.11 INSPECTION AND ACCESS

To permit the Landlord at any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purpose of inspection, window cleaning, maintenance, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services (including any underfloor header ducts and access panels which the

Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unimpeded access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

5.12 SHOWING LEASED PREMISES

To permit the Landlord and its authorized agents and employees to show the Leased Premises to prospective tenants UPON PROVIDING AT LEAST TWENTY-FOUR (24) HOURS NOTICE TO THE TENANT AND during the Normal Business Hours of the last six months of the Term.

                                    ARTICLE 6
                              LANDLORD'S COVENANTS

6.00 LANDLORD'S COVENANTS

The Landlord covenants with the Tenant as follows:

6.01 QUIET ENJOYMENT

The Landlord for itself, its successors and assigns, hereby covenants with the Tenant, its successors and assigns that it and they, paying the rent hereby reserved, and performing the covenants on its and their part contained, shall and may peaceably possess and enjoy the Leased Premises for the Term hereby granted, without any interruption or disturbance from the Landlord, its successors, or assigns, or any other persons lawfully claiming by, from, through, or under it, or any of them.

6.02 INTERIOR CLIMATE CONTROL

To provide to the Leased Premises during Normal Business Hours, by means of a system for heating and cooling, filtering and circulating air, processed air in such quantities, at such temperatures as shall maintain in the Leased Premises conditions of reasonable temperature and comfort in accordance with good standards of interior climate control generally pertaining at the date of this Lease applicable to similar buildings based on normal occupancy of premises for office purposes, but the Landlord shall have no responsibility for any inadequacy of performance of the system if the Leased Premises depart from the design criteria for such system, namely that the occupancy will not exceed one person for every 100 square feet of floor area, that the electrical power consumed in the Leased Premises for all purposes shall not exceed 3.0 watts per square foot of floor area, that the Tenant shall not have installed partitions or other installations in locations which interfere with the proper operation of the system, that the window coverings on exterior windows shall be fully closed while such windows are exposed to direct sunlight, and that the Landlord shall have no responsibility to provide for the removal of smoke, dust or odors which originate from within the Leased Premises. If the use of the Leased Premises does not accord with the design criteria and changes in the system are feasible and desirable to accommodate such use the Landlord may, and at the written request of the Tenant shall, make such changes and the entire expense of such changes will be reimbursed by the Tenant to the Landlord.

6.03 ELEVATORS

Subject to the supervision of the Landlord, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto passenger elevator service to the Leased Premises, and to furnish for the use of the Tenant in common with others entitled thereto at reasonable intervals and at such hours as the Landlord may select, elevator service to the Leased Premises for the carriage of furniture, equipment, deliveries and supplies, provided however, that if the elevators shall become inoperative or shall be damaged or destroyed the Landlord shall have a reasonable time within which to repair such damage or replace such elevator and the Landlord shall repair or replace the same as soon as reasonably possible, but shall in no event be liable for indirect or consequential damages or other damages for personal discomfort or illness during such period of repair or replacement.

6.04 ENTRANCES, LOBBIES, ETC.

To permit the Tenant and its employees and invitees during Normal Business Hours in common with others entitled thereto to use the common entrances, lobbies, stairways and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations referred to in section 5.08 and such other reasonable limitations as the Landlord may from time to time impose).

6.05 WASHROOMS

To permit the Tenant and its employees and invitees in common with others entitled thereto to use the washrooms in the Building on the floor and floors on which the Leased Premises are situated.

6.06 JANITOR SERVICE

To cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted all in keeping with a first-class office building but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission of commission on the part of the persons employed to perform such work; such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

6.07 MAINTENANCE OF COMMON AREAS

To cause the elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

                                    ARTICLE 7

                        REPAIR AND DAMAGE AND DESTRUCTION

7.01 LANDLORD'S REPAIRS

The Landlord covenants with the Tenant:

      (a) subject to section 7.03(b), to keep in a good and reasonable state of repair, and consistent with the general standards of first-class office buildings in the city in which the Building is located:

             (i) the Building (other than the Leased Premises and premises of other tenants) including the foundation, roof, exterior walls including glass portions thereof, the systems for interior climate control, the elevators, entrances, stairways, corridors and lobbies and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building and the systems provided for bringing utilities to the Leased Premises,

             (ii)   the structural members or elements of the Leased Premises;
                    and

      (b) to repair defects in construction performed or installations made by the Landlord in the Leased Premises and Insured Damage.

7.02 TENANTS REPAIRS

The Tenant covenants with the Landlord:

      (a) to keep in a good and reasonable state of repair and consistent with the general standards of first-class office buildings in the city in which the Building is located, but subject to section 7.03(b) the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein including glass portions of exterior walls thereof, but with the exception of structural members or elements of the Leased Premises and defects in construction performed or installations made by the Landlord and Insured Damage therein;

      (b) that the Landlord may enter and view the state of repair, and that the Tenant will repair according to notice in writing, and that the Tenant will leave the Leased Premises in a good and reasonable state of repair, subject always to the exceptions referred to in section 7.02(a); and

      (c) that if any part of the Building including the systems for interior climate control and for the provision of utilities becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over which the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be reimbursed to the Landlord promptly upon demand.

7.03 ABATEMENT AND TERMINATION

It is agreed between the Landlord and the Tenant that:

      (a) in the event of damage to the Leased Premises or to the Building and if the damage is such that the Leased Premises or any substantial part thereof are rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten days, then:

             (i) unless the damage was caused by the fault or negligence of the Tenant of its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of use and occupancy; and

             (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant, as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sections 7.01 and 7.02 hereof) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

      (b)    if either:

             (i)    the Leased Premises; or

             (ii) premises whether of the Tenant or other tenants of the Building comprising in the aggregate half or more of the Rentable Area of the Building;

             are substantially damaged or destroyed by any cause to the extent such that in the reasonable opinion of the Landlord they cannot be repaired or rebuilt within 240 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given 30 days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sections 7.01 and 7.02 hereof, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after the delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under section 7.03(a) by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sections 7.01 and 7.02) shall repair such damage with such reasonable diligence.

                                    ARTICLE 8
                            TAXES AND OPERATING COSTS

8.01 LANDLORD'S TAX OBLIGATIONS

The Landlord covenants with the Tenant subject to the provisions of section 8.02, to pay to the taxing authority or authorities having jurisdiction, all Taxes.

8.02 TENANT'S TAX OBLIGATIONS

The Tenant covenants with the Landlord:

      (a) to pay when due, all taxes, business taxes, business licence fees, and other taxes, rates, duties or charges levied, imposed or assessed by lawful authority in respect of the use and occupancy of the Leased Premises by the Tenant, the business or businesses carried on therein, or the equipment, machinery or fixtures brought therein by or belonging to the Tenant, or to anyone occupying the Leased Premises with the Tenant's consent, or from time to time levied, imposed or assessed in the future in lieu thereof, and to pay to the Landlord upon demand the portion of any tax, rate, duty or charge levied or assessed upon the Land and Building that is attributable to any equipment, machinery or fixtures on the Leased Premises which are not the property of the Landlord, or which may be removed by the Tenant;

      (b) to pay promptly to the Landlord when demanded or otherwise due hereunder all Taxes in respect of all Leasehold Improvements in the Leased Premises;

      (c) to pay to the Landlord in the manner specified in section 4.02(b) the Tenant's Share of the Tax Cost.

8.03 TENANT'S TAX COST

After the commencement of the Term of this Lease and prior to the commencement of each calendar year thereafter which commences during the Term the Landlord may estimate the Tax Cost for the ensuing calendar year or (if applicable) broken portion thereof, as the case may be, to become payable under Section 8.02, and notify the Tenant in writing of such estimate. When the Tax Cost for the calendar year or broken portion of the calendar year in question becomes finally determined the Landlord shall recalculate the same.

If the Tenant has overpaid the Tenant's Share of Tax Cost, the Landlord shall refund any excess paid but if any balance remains unpaid, the Landlord shall fix monthly instalments for the then remaining balance of such calendar year or broken portion thereof such that, after giving credit for instalments paid by the Tenant hereunder on the basis of such estimate, the Tenant's Share of the Tax Cost will have been entirely paid during such calendar year or broken portion thereof. If for any reason the Tax Cost is not finally determined within such calendar year or broken portion thereof, the parties shall make the appropriate readjustment when such Tax Cost becomes finally determined. Any report of the Landlord's auditor as to the Tax Cost shall be conclusive as to the amount thereof for any period to which such report relates.

8.04 POSTPONEMENT, ETC. OF TAXES

The Landlord may postpone payment of any Taxes payable by it pursuant to section
8.01 and the Tenant may postpone payment of any Taxes, rates, duties, levies and assessments payable by it under sections 8.02(a) and (b), in each case to the extent permitted by law and if prosecuting in good faith any appeal against the imposition thereof, and provided in the case of a postponement by the Tenant that if the Building or any part thereof or the landlord shall become liable to assessment, prosecution, fine or other liability the Tenant shall have given security in a form and of an amount satisfactory to the Landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

8.05 RECEIPTS, ETC.

Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties levies and assessments payable by the Tenant pursuant to sections 8.02(a) and (b) hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

8.06 ALLOCATION OF TAXES

If a separate allocation of Taxes is not issued by the relevant taxing authority with respect to any Leasehold Improvements, the Landlord or the Tenant may from time to time apply to the taxing authority for a determination of the portion of Taxes attributable to such Leasehold Improvements, which determination shall be conclusive for the purposes of this Article. In the event that no such determination may be obtained from the taxing authority, the Landlord shall establish the portion of Taxes attributable to such Leasehold Improvements using the then current established principles of assessment used by the taxing authority or such other method which is fair, reasonable and equitable as determined by the Landlord.

8.07 OPERATING COST

During the Term of the Lease, the Tenant shall pay to the Landlord in the manner set forth in this section the Tenant's Particular Share of the Operating Cost allocated pursuant to section 8.08 to that portion of the Building in which the Leased Premises are located. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term, the Landlord shall estimate the amount of Operating Cost for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included within the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Cost in which event the Landlord shall notify the Tenant in writing of such re-estimate and fix monthly instalments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for instalments paid by the Tenant on the basis of the previous estimate or estimates, the Operating Cost will have been paid during such fiscal period or broken potion thereof. As soon as practicable after the expiration of each fiscal period, the Landlord shall make a final determination of Operating Cost for such fiscal period or (if applicable) broken portion thereof and notify the Tenant and the parties shall make the appropriate readjustment and any monies owing by or to one party by the other upon final determination shall be paid to the other within ten days of the final determination. Notices by the

Landlord stating the amount of any estimate, re-estimate or determination of Operating Cost, or monthly instalments payable need not include particulars of Operating Cost; provided however, the Operating Cost shall be reported by the Landlord's auditor and a copy of such report shall be furnished to the Tenant upon request. Any report of the Landlord's auditor as to the Operating Cost shall be conclusive as to the amount thereof for any period to which such report relates.

8.08 ALLOCATION OF OPERATING COST

For any period of operation determined by the Landlord, the Landlord may allocate all or any portion of the Operating Cost (or the individual items making up the Operating Cost) between the Office Portion of the Building and Retail Portion of the Building in such a manner which reasonably reflects the use by and benefit to such tenants of the Operating Cost or item of Operating Cost. The Tenant shall pay, in the manner set out in section 8.07, the Tenant's Particular Share of the Operating Cost allocated to that portion of the Building in which the Leased Premises are located. The provisions of section 8.07, including those dealing with the re-estimate, adjustment and reporting of Operating Cost, shall apply to the allocation of Operating Cost pursuant to this section, of the Building, to the extent that those provisions are not inconsistent with the provisions of this section.

8.09 ALLOCATION TO PARTICULAR TENANT

Notwithstanding any of the foregoing, whenever in the Landlord's reasonable opinion, any Operating Cost or item of Operating Cost properly relates to a particular tenant or tenants within the Building, the Landlord may allocate such Operating Cost or item of Operating Cost to such tenant or tenants. Without limitation, if in the Landlord's reasonable opinion the Tenant's consumption of utilities is greater than the normal or average consumption by tenants of the Building, the Landlord shall have the right either:

      (a) to install meters at the Tenant's expense to measure the Tenant's consumption of such utilities; or

      (b) to retain a qualified consultant to determine the rate by which the Tenant's consumption exceeds the normal or average consumption by tenants of the Building.

Based upon the metered consumption or the consultant's report, as applicable, the Landlord may allocate to the Tenant the amount by which the cost of the utilities consumed by the Tenant exceeds the cost of utilities normally or on average consumed by tenants of the Building. Any amount allocated by the Landlord to the Tenant pursuant to this section shall be payable by the Tenant forthwith upon demand.

                                    ARTICLE 9
                        UTILITIES AND ADDITIONAL SERVICES

9.01 WATER AND TELEPHONE

The Landlord shall furnish ducts for bringing telephone services to the Leased Premises and shall provide water to washrooms available for the Tenant's use in common with others entitled thereto.

9.02 ADDITIONAL SERVICES

The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning services to the Leased Premises required by the Tenant, including the Additional Services which the Landlord agrees to provide by arrangement and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Leased Premises, and to supervise or make deliveries to the Leased Premises. The Cost of Additional Services (including the Landlord's administration fee as in section 1.01(g) hereof) provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. Cost of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Cost to the extent that they would otherwise have been included.

9.03 EXTRA OPERATING COSTS

The Tenant will pay to the Landlord in the manner in which Operating Cost is paid from time to time hereunder any and all additional costs and expenses of the Landlord which may arise in respect of the use by the Tenant of the Leased Premises for business hours that do not coincide with Normal Business Hours for the Building generally or that may arise in respect of extra heating, ventilating and air conditioning supply, electrical supply and other services which are required to be provided to tenants of the Building or outside of Normal Business Hours. The Landlord reserves the right to install at the Tenant's expense meters to check the Tenant's consumption of electricity, water or other utilities.

9.04 ENERGY CONSERVATION

The Tenant covenants with the Landlord:

      (a) that the Tenant will cooperate with the Landlord in the conservation of all forms of energy in the Building, including without limitation the Leased Premises;

      (b) that the Tenant will comply with all laws, by-laws, regulations and orders relating to the conservation of energy and affecting the Leased Premises or the Building;

      (c) that the Tenant will at its own cost and expense comply with all reasonable requests and demands of the Landlord made with a view to such energy conservation provided that such requests are made in accordance with good management practice; and

      (d) that any and all costs and expenses paid or incurred by the Landlord in complying with such laws, by-laws, regulations and orders, so far as the same shall apply to or reasonably be apportioned to the Building by the Landlord, shall be included in the Landlord's Operating Cost for the purposes of section 1.01(o).

The Landlord shall not be liable to the Tenant in any way for any loss, costs, damages or expenses, whether direct or consequential, paid, suffered or incurred by the Tenant as a result of any reduction in the services provided by the Landlord to the Tenant or to the Building as a result of the Landlord's compliance with such laws, regulations or orders.

                                   ARTICLE 10
                      LICENSES, ASSIGNMENTS AND SUBLETTINGS

10.01 LICENSES, ETC.

The Tenant shall not suffer or permit any part of the Leased Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under
Section 10.02 and the employees of the Tenant and any such permitted subtenant or suffer or permit any part of the Leased Premises to be used or occupied by any licensee, franchisee or concessionaire, or suffer or permit any persons to be upon the Leased Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

10.02 ASSIGNMENT AND SUBLETTING

The Tenant shall not assign this Lease or sublet the whole or any part of the Leased Premises, unless (1) it shall have received or procured a bona fide written offer to take an assignment or sublease which is not inconsistent with, and the acceptance of which would not breach any provision of this Lease if this section is complied with and which the Tenant has determined to accept subject to this section being complied with, and (2) it shall have first requested and obtained the consent in writing of the Landlord thereto. Any request for such consent shall be in writing and accompanied by a true copy of such offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing and business of the proposed assignee or subtenant. Within 30 days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder (and if no such information has been requested, within 30 days after receipt of such request for consent) the Landlord shall have the right upon written notice to the Tenant, if the request is to assign this Lease or sublet the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sublet a part of the Leased Premises only, to cancel and terminate this Lease with respect to such part, in each case of a termination date to be stipulated in the notice of termination which shall not be less than 60 days or more than 90 days following the giving of such notice, and in such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice and rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, rent payable under section
4.01 shall thereafter abate proportionately. If the Landlord shall not exercise the foregoing right of cancellation then the Landlord's consent to the Tenant's request for consent to assign or sublet shall not be unreasonably withheld and if such consent shall be given, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise. The Tenant further agrees that if the Landlord consents to any such assignment or subletting, the Tenant shall be responsible for and shall hold the Landlord harmless from any and all capital costs for Leasehold Improvements and all other expenses, costs and charges in respect to or arising out of any such assignment or subletting. Notwithstanding any such consent being given by the Landlord and such assignment or subletting being effected, the Tenant hereunder shall remain bound to the Landlord for the fulfilment of all the terms, covenants, conditions and agreements herein contained.

10.03 CONDITIONS OF CONSENT

The Landlord may require as a condition of its consent that the proposed assignee or subtenant agree with the Landlord to observe and perform all the obligations of the Tenant under this Lease and the Tenant agrees with the Landlord that:

      (a) in the case of an assignment, if the Tenant is to receive from any assignee, either directly or indirectly, consideration in any form whatsoever for the assignment of this Lease, the Tenant shall forthwith pay an amount equal to such consideration to the Landlord; and

      (b) if the Tenant sublets and receives consideration in any form whatsoever from the subtenant, either directly or indirectly, at a rate which is in excess of the Annual Rent payable under this Lease (on a per square foot basis) for the sublet area, the Tenant shall pay any such excess to the Landlord in addition to all Rent payable hereunder.

10.04 CHANGE IN CONTROL OF TENANT

      (a) If the Tenant is a private corporation and if by the sale or other disposition, bequest or operation of law of its shares or securities the control or the beneficial ownership of such corporation is changed at any time during the Term of this Lease, such change shall be deemed to be an assignment of the Lease within the meaning of section 10.02. If such control or beneficial ownership is changed without the prior written consent of the Landlord, (WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD), the Landlord may, at its option, cancel the Lease and the Term hereby granted upon the giving of 60 days notice to the Tenant of its intention to cancel and this Lease and the Term shall thereupon be cancelled.

      (b) If the Tenant is a partnership and, if at any time during the term of this Lease, any person who at the time of the execution of this Lease owns a partner's interest who ceases to own such partner's interest or there is a material change in the ownership, in the opinion of the Landlord, in such partner's interest, such cessation or change of ownership shall constitute as assignment of this Lease for all purposes of this Article.


                                   ARTICLE 11
                            FIXTURES AND IMPROVEMENTS

11.01 INSTALLATION OF FIXTURES AND IMPROVEMENTS

The Tenant will not make, erect install or alter any Leasehold Improvements or trade fixtures in the Leased Premises without having requested and obtained the Landlord's prior written approval, which the Landlord shall not unreasonably withhold. In making, erecting, installing or altering any Leasehold Improvements or trade fixtures the Tenant shall comply with the tenant construction guidelines as established by the Landlord and shall obtain all required building and occupancy permits and shall not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord, and in no event shall alter or interfere with window coverings installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. Any out of pocket expense incurred by the Landlord in connection with any such approval shall be deemed incurred by way of Additional Service. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors of whom the Landlord shall have approved (such approval not to be unreasonably withheld, but provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work) and by workmen whose labour union affiliations are compatible with those of workmen employed by the Landlord and its contractors and subcontractors. All such work shall be subject to inspection by and the reasonable supervision of the Landlord as an Additional Service and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord.

11.02 Liens and Encumbrances on Fixtures and Improvements

In connection with the making, erection, installation or alteration of Leasehold Improvements and trade fixtures and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act and other statutes from time to time applicable thereto (including any provision requiring or enabling the retention of portions of any sums payable by way of holdbacks) and except as to any such holdback shall promptly pay all accounts relating thereto. The Tenant shall not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or trade fixtures or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises. If and when any mechanics' or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within 20 days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy under section 15.01 and may make any payments required to procure the discharge of any such liens or encumbrances, shall be entitled to be reimbursed by the Tenant as provided in section 15.01, and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that no lien or encumbrance so discharged was without merit or excessive or subject to any abatement, setoff or defense.

11.03 REMOVAL OF FIXTURES AND IMPROVEMENTS

All Leasehold Improvements in or upon the Leased Premises shall immediately at the expiry of the initial term of this Lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term except that (1) the Tenant may at the end of the Term remove its trade Fixtures, (2) the Tenant shall at the end of the Term remove such of the Leasehold Improvements and trade fixtures as the Landlord shall require to be removed, and (3) the Tenant shall remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, immediately make good any damage caused to the Leased Premises by the installation and removal.

                                   ARTICLE 12
                             INSURANCE AND LIABILITY

12.01 LANDLORD'S INSURANCE

The Landlord shall be deemed to have insured (for which purpose it shall be a co-insurer, if and to the extent that it shall not have insured) the Building and all improvements and installations made by the Landlord in the Leased Premises, except to the extent hereinafter specified, in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Building, as from time to time determined at reasonable intervals (but which need not be determined more often than annually and shall be determined not less often than every three years) by insurance advisors selected by the Landlord, and whose written opinion shall be conclusive. Upon the request of the Tenant from time to time the Landlord will furnish a statement as to the perils in respect of which and the amounts to which it has insured the Building, and the Tenant shall be entitled at reasonable times upon reasonable notice to the Landlord to inspect copies of the relevant portions of policies of insurance in effect and a copy of any relevant opinions of the Landlord's insurance advisors. The Landlord shall maintain such other insurance in such amounts and upon such terms as would normally be carried by a prudent owner.

12.02 TENANT'S INSURANCE

The Tenant shall take out and keep in force during the Term:

      (a) comprehensive general liability (including bodily injury, death and property damage) insurance on an occurrence basis with respect to the business carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof of not less than $2,000,000 which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and

      (b) insurance in such amounts as may be reasonably required by the Landlord in respect of fire and such other penis, including sprinkler leakage as are from time to time defined in the usual extended coverage endorsement covering the Tenant's trade fixtures and the furniture and equipment of the Tenant and (except as to Insured Damage) all Leasehold Improvements of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to the insured Leasehold Improvements and provided that any proceeds recoverable in the event of loss to Leasehold Improvements shall be payable to the Landlord but the Landlord agrees to make available such proceeds toward the repair or replacement of the insured property if this Lease is not terminated pursuant to any other provision hereof;

and if the Landlord shall require the same from time to time then also:

      (c) Tenant's fire legal liability insurance in an amount not less than the actual cash value of the Leased Premises.

All insurance required to be maintained by the Tenant hereunder shall be on terms and with insurers to which the Landlord has no reasonable objection and shall provide that such insurers shall provide to the Landlord thirty (30) days' prior written notice of cancellation or material alteration of such terms. The Tenant shall furnish to the Landlord certificates or other evidence acceptable to the Landlord as to the insurance from time to time required to be effected by the Tenant and its renewal or continuation in force. If the Tenant shall fail to take out, renew and keep in force such insurance the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand.

12.03 LIMITATION OF LANDLORD'S LIABILITY

The Tenant agrees that:

      (a) the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to, the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building unless resulting from the actual fault or negligence of the Landlord, but in no event shall the Landlord be liable;

               (i) for any damage other than Insured Damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant;

               (ii) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Leased Premises or the Building; or

             (iii) for loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

      (b) the Landlord will have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation or anybody having jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

12.04 LIMITATION OF TENANT'S LIABILITY

The Landlord releases the Tenant from all claims or liabilities in respect of any damage which is Insured Damage, to the extent of the cost of repairing such damage, but not from injury, loss or damage which is consequential thereto or which arises therefrom where the Tenant is negligent or otherwise at fault.

12.05 INDEMNITY OF LANDLORD

Except as provided in section 12.04, the Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, costs, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.


                                   ARTICLE 13
            SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES

13.00 TENANT'S COVENANTS

The Tenant agrees with the Landlord that:

13.01 SALE OR FINANCING OF BUILDING

The rights of the Landlord under this Lease may be mortgaged, charged, transferred or assigned to a purchaser or purchasers or to a mortgagee, or trustee for bond holders and in the event of a sale or of default by the Landlord under any mortgage, trust deed or trust indenture by the purchaser, mortgagee or trustee, as the case may be, duly entering into possession of the Building or the Leased Premises, the Tenant agrees to attorn to and become the tenant of such purchaser or purchasers, mortgagee or trustee under the terms of this Lease.

13.02 SUBORDINATION AND ATTORNMENT

This Lease and all rights of the Tenant hereunder (if required by any mortgagee or the holder of any trust deeds or trust indentures), shall be subject and subordinate to all mortgages, trust deeds or trust indentures now or hereafter existing which may now or hereafter affect the Building and to all renewals, modifications, affect the Building and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that the Tenant whenever required by any mortgagee (including any trustee under a trust deed or trust indenture) shall attorn to such mortgagee as the Tenant upon all of the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee an instrument of subordination or attornment, as the case may be, as may be required of it, provided that the mortgagee shall agree in writing not to disturb the Tenant's possession hereunder so long as it is observing and performing the covenants and the conditions on its behalf contained in this Lease.

13.03   REGISTRATION

The Tenant agrees with the Landlord not to register this Lease, provided that the Tenant at the request of the Landlord and at the cost and expense of the Tenant, will cause this Lease to be registered; provided that the Tenant may at its own expense register notice of this Lease subject to prior approval by the Landlord of the form of such notice. Notwithstanding the provisions of section 13.02, in the event the Landlord requires this Lease to be registered in priority to any mortgage, trust deed or trust indenture which may now or any time hereafter affect in whole or in part the Leased Premises or the Building and whether or not any such mortgage, trust deed or trust indenture shall affect only the Leased Premises or the Building or shall be a blanket mortgage, trust deed or trust indenture affecting other premises as well, the Tenant covenants and agrees with the Landlord that the Tenant shall execute promptly upon request by the Landlord any certificate, priority agreement, or other instrument which may from time to time by requested to give effect thereto.

13.04   CERTIFICATES

The Tenant agrees with the Landlord that the Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee (including any trustee under a trust deed or trust indenture) or purchaser designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rental payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

13.05   ASSIGNMENT BY LANDLORD

In the event of a sale by the Landlord of the Building or a portion thereof containing the Leased Premises or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, and to the extent that such purchaser or assignee has assumed the covenants and obligations of the Landlord hereunder, the Landlord shall, without further written agreement, be freed and relieved of liability upon such covenants and obligations.


                                   ARTICLE 14
                              OCCURRENCE OF DEFAULT

14.01   UNAVOIDABLE DELAY

Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of Rent) by reason of strikes or work stoppages, or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence other than lack of funds, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; but nevertheless the Landlord will use its best efforts to maintain services essential to the use and enjoyment of the Leased Premises.

14.02   NO ADMISSION

The acceptance of any rent from or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place and stead of the Tenant.

14.03   PART PAYMENT

The acceptance by the Landlord of a part payment of any sums required to be paid hereunder shall not constitute waiver or release of the right of the Landlord to payment in full of such sums.

                                   ARTICLE 15
                    REMEDIES OR LANDLORD AND TENANT'S DEFAULT

15.01   REMEDYING BY LANDLORD, NON-PAYMENT AND INTEREST

In addition to all the rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

        (a) shall have the right at all times to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand;

        (b) shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of non-payment of rent; and

        (c) if the Tenant shall fail to pay any Rent promptly when due, shall be entitled, if it shall demand it, to interest thereon at a rate of three percent per annum in excess of the rate of interest charged and published from time to time by the main branch in the City in which the Building is located, of the Landlord's bank, as its prime rate for loans to creditworthy and substantial commercial customers, from the date upon which the same was due until actual payment thereof.

15.02   REMEDIES CUMULATIVE

The Landlord may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative, as the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or general law.

15.03   RIGHT OF RE-ENTRY ON DEFAULT OR TERMINATION

Provided and it is expressly agreed that if and whenever the Rent hereby reserved or other monies payable by the Tenant or any part thereof, whether lawfully demanded or not, are unpaid and the Tenant shall have failed to pay such Rent or other monies within five days after the Landlord shall have given to the Tenant notice requiring such payment, or if the Tenant shall breach or fail to observe and perform any of the covenants, agreements, provisos, conditions, rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder and the Tenant shall fail to cure such breach or failure within IO days after notice by the Landlord, or if this Lease shall have become terminated pursuant to any provision hereof, or if the Landlord shall have become entitled to terminate this Lease and shall have given notice terminating it pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof and in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding.

15.04   TERMINATION AND RE-ENTRY

If and whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination.

15.05   PAYMENT OF RENT, ETC. ON TERMINATION

Upon the giving by the Landlord of a notice in writing terminating this Lease, this Lease and the Term shall terminate, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord and the Landlord may re-enter and take possession of them. The Landlord, at its option and, in addition to any other remedies it may have hereunder, may require the Tenant, by notice, to pay to the Landlord as liquidated damages for the default of the Tenant in the observance and performance of its covenants under this Lease, all rent and additional payments reserved or required to be paid and remaining unpaid by the Tenant under this Lease from the date of default by the Tenant to and including the expiration of the term of this Lease and, for the purposes hereof, it is agreed by the Tenant with the Landlord that this Lease constitutes a commercial contract.

15.06   WAIVER OF DISTRESS

The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt for levy by distress for rent in arrears. The Tenant will not sell, dispose of or remove any of the fixtures, goods or chattels of the Tenant from or out of the Leased Premises during the Term without the consent of the Landlord, unless the Tenant is substituting new fixtures, goods or chattels of equal value or is bona fide disposing of individual items which have become excess for the Tenant's purposes; and the Tenant will be the owner of its fixtures, goods and chattels and will not permit them to become subject to any lien, mortgage, charge or encumbrance.

15.07   RE-LETTING, ETC.

Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

                                   ARTICLE 16
                            EVENTS TERMINATING LEASE

16.01   CANCELLATION OF INSURANCE

If any policy of insurance upon the Building from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation of (as the case may be) such policy of insurance, the Landlord may at its option terminate the Lease by leaving upon the Leased Premises notice in writing of such termination.

16.02   PROHIBITED OCCUPANCY, BANKRUPTCY, ETC.

In case without the written consent of the Landlord the Leased Premises shall be used by any other persons than the Tenant or its permitted assigns or subtenants, or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned, or remain unoccupied for 15 days or more while capable of being occupied, or if the term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if the Tenant shall make any assignment for the benefit of creditors or any bulk sale, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent shall immediately become due and be paid by the Tenant, or party then controlling the Tenant's affairs.

                                   ARTICLE 17
                                  MISCELLANEOUS

17.01   NOTICES

Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or mailed by prepaid registered mail addressed to the Landlord at:

                c/o Brookfield Management Services Western Ltd. Suite 1000 - 1050 West Pender Street
                        Vancouver, B.C.
                        V6E 3S7

and if to the Tenant, addressed to it and either delivered or mailed by prepaid registered mail to the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid, upon the third day after the day of mailing thereof in Canada. Either the Landlord or the Tenant may from time to time by notice in writing to the other designate another address in Canada as the address to which notices are to be mailed or delivered to it.

17.02   EXTRANEOUS AGREEMENTS

The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease of the Leased Premises save as expressly set out in this Lease and in any agreement to lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

17.03   TIME OF ESSENCE

Time shall be of the essence of this Lease.

17.04   AREA DETERMINATION

If any calculation or determination by the Landlord of the Rentable Area of any premises (including the Leased Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect or quantity surveyor from time to time appointed for the purpose, whose certificate shall be conclusive.

17.05   SUCCESSORS AND ASSIGNS

This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the successors and permitted assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenant shall be deemed joint and several.

17.06   FRUSTRATION

The Landlord and the Tenant agree that notwithstanding the occurrence or existence of any event or circumstance or the non-occurrence of any event or circumstance and so often and for so long as the same may occur or continue which, but for this section, would frustrate or void this Lease, the obligations and liabilities of the Tenant hereunder shall continue in full force and effect as if such event or circumstance had not occurred or existed.

17.07   WAIVER

No condoning, excusing or overlooking by the Landlord or Tenant of any default, breach or non-observance by the Tenant or the Landlord at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

17.08   GOVERNING LAW

This Lease shall be governed by and construed in accordance with the laws of the province in which the Building is located. The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were included in each separate section hereof Should any provision or provisions of this Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.



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

17.09   NET LEASE

The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Landlord except as shall be otherwise provided in the specific provisions contained in this Lease, and that the Landlord shall not be responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, and the Tenant, except as shall be otherwise provided in the specific provisions contained in this Lease, shall pay all charges, impositions and costs of every nature and kind relating to the Leased Premises whether or not referred to herein and whether or not within the contemplation of the Landlord or the Tenant and the Tenant covenants with the Landlord accordingly.

17.10   CAPTIONS

The captions appearing in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision thereof.

17.11   ACCEPTANCE

The Tenant does hereby accept this Lease of the above described land, to be held by it as tenant, and subject to the conditions, restrictions and covenants above set forth.

                                   ARTICLE 18
                                    SCHEDULES

18.01   SCHEDULES

The following schedules are attached to this Lease and form part hereof:

            Schedule A - Floor Plan of the Leased Premises
            Schedule B - Legal Description of the Lands
            Schedule C - Rules and Regulations
            Schedule D - Option to Renew
            Schedule E - Special Provisions

        IN WITNESS WHEREOF the Landlord and the Tenant have executed this Lease as of the day and year first above written.



FOR THE LANDLORD:

THE CORPORATE SEAL OF                    )
NOVO ESPLANADE LIMITED                   )
_________________________________________)
was hereto affixed in the presence of:   )        C/S
                                         )
/s/ SIGNED                               )
-----------------------------------------)
Authorized Signatory                     )
Title:                                   )
      -----------------------------------)



FOR THE TENANT:

THE CORPORATE SEAL OF                    )
PIVOTAL SOFTWARE INC.                    )
_________________________________________)
was hereto affixed in the presence of:   )
                                         )
                                         )
/s/ SIGNED                               )        C/S
-----------------------------------------)
Authorized Signatory                     )
                                         )
Title: CFO                               )
      -----------------------------------)
                                         )
                                         )
-----------------------------------------)
Authorized Signatory                     )
Title:                                   )
      -----------------------------------)




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